UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-1886

Seligman Capital Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1.        REPORTS TO STOCKHOLDERS.

SELIGMAN CAPITAL FUND, INC. Annual Report December 31, 2003

Seligman
Capital Fund, Inc.

Annual Report
December 31, 2003

Seeking Capital
Appreciation by Investing
in Mid-Capitalization
Growth Stocks

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Capital Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2003, Seligman Capital Fund, Inc. delivered a total return of 34.71% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned 35.93% and the Russell MidCap Growth Index returned 42.71%.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit the Seligman website, www.seligman.com.*

We appreciate your continued support of Seligman Capital Fund, Inc., and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 20, 2004

*

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Manager
Marion S. Schultheis

Q:	How did Seligman Capital Fund, Inc. perform during the fiscal year ended December 31, 2003?

A:

During the year ended December 31, 2003, Seligman Capital Fund, Inc. delivered a total return of 34.71% based on the net asset value of Class A shares. During the same time, the Lipper Mid-Cap Growth Funds Average returned 35.93% and the Russell MidCap Growth Index returned 42.71%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

Market conditions and equity performance improved dramatically in 2003, responding favorably to improving geopolitical conditions, and strong economic and corporate developments. The economy has now seen two years of positive growth, with the second and third quarters of 2003 posting accelerating annualized real rates of GDP growth of 3.1% and 8.2%, respectively. This recovery has primarily been fueled by historically low interest rates, positive fiscal policies, and highly accommodative monetary policies. Consumer spending remained strong, driven, in our opinion, by reduced marginal tax rates, tax rebates, and a low interest rate environment that provided homeowners the opportunity to restructure debt, refinance existing mortgages, and tap into home equity. The low interest rate environment also allowed corporations to restructure balance sheets and refinance debt at much lower rates. This provided corporations with working capital, improving financial conditions for business expansion leading to margin improvements and stronger operating profits. Within this supportive environment, Seligman Capital Fund delivered strong returns.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

Seligman Capital Fund has been positioned for economic recovery for some time. Beginning in the second quarter of 2002, we began anticipating economic recovery based on the belief that low interest rates as well as supportive monetary and fiscal policies would lead to improving financial conditions for business expansion. Corporate America, we believed, could refinance debt at much lower rates, thereby improving balance sheet conditions, and providing working capital to raise production and supply when needed. Over the course of the year, portfolio construction favored sectors that were cyclical in nature and highly leveraged to strong economic growth. While this positioning paid off during the second half of the fiscal year, we were early in anticipating an economic and market recovery, and the portfolio’s underperformance in the first half of 2003 hampered overall performance versus the Russell benchmark for the year as a whole.

One of the Fund’s largest sector weightings was in the area of information technology, and the Fund was also overweighted here relative to the Russell Index. While the Fund’s technology holdings underperformed those of the Russell benchmark, the Fund’s heavy investment in the group paid off in terms of both absolute and relative returns since information technology was one of the best-performing sectors within the mid-cap growth universe of stocks. The Fund was heavily weighted in technology during the fiscal year

2

Interview With Your Portfolio Manager
Marion S. Schultheis

because of our faith in the economic recovery. Technology companies, we believed, would be among the first and largest beneficiaries of the increased corporate spending that we believed would drive the recovery.

Health care was another of the Fund’s largest sector weightings, and the Fund was almost equally weighted with the Russell benchmark in this area. While the Fund’s health care holdings generally delivered strong performances, they underper-formed mid-cap health care stocks as a whole, and they were the largest sector detractor from the Fund’s returns relative to the Russell benchmark.

The Fund was overweighted in industrial stocks versus the Russell benchmark at year-end. While the Fund’s holdings in this area provided excellent returns, both on an absolute basis and relative to other mid-cap industrial stocks, the group as a whole generally underperformed the mid-cap stock universe, and the Fund’s overweighting in this area detracted from overall returns relative to the Russell benchmark. Industrial stocks are traditionally among the earliest beneficiaries of an economic recovery. However, high energy costs placed a drag on these stocks during much of the year.

While the Fund maintained significant exposure to consumer discretionary stocks, the Fund was underweighted in this area relative to the Russell benchmark. The Fund’s decision to underweight the group paid off since these stocks, while delivering strong results, were not the Russell benchmark’s strongest area. More importantly, the consumer discretionary stocks that were chosen for the portfolio significantly outperformed those in the Russell benchmark, and the sector thus contributed positively to the Fund’s returns, both on an absolute and a relative basis. The Fund began reducing its exposure in this area in the second quarter of 2002. Consumer spending had remained strong throughout the economic downturn, and we believed that expectations and valuations had become somewhat high for these stocks. With our remaining allocation to the sector, we were highly selective and focused on specialty retailers, restaurants, and hotel and leisure stocks.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Capital Fund, Inc. is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted by Christopher Boova, Elise DiVincenzo, David Levy (trader), and Helen Ng. The Team is responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund’s objective.

3

Performance Overview

This chart compares $10,000 hypothetical investments in Seligman Capital Fund Class A, with and without the initial 4.75% maximum sales charge, and Class D, without sales charge, to a $10,000 investment in the Russell MidCap Growth Index, for the 10-year period ended December 31, 2003. Calculations assume reinvestment of distributions. The performances of Seligman Capital Fund Class B, Class C, Class I and Class R, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the Russell MidCap Growth Index excludes the effect of taxes, fees and sales charges.

The performances of Class B, Class C, Class I and Class R will differ from the performances shown for Class A and Class D based on the differences in sales charges and fees paid by shareholders. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than the original cost.

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

12/31/03	$17.66	$15.00	$15.03	$15.02	$17.84	$17.65
6/30/03	14.37	12.25	12.27	12.27	14.48	14.37
12/31/02	13.11	11.21	11.23	11.23	13.17	n/a

4

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2003

			Average Annual

	Six Months*	Class R Since Inception 4/30/03*	One Year	Five Years	Ten Years	Class B Since Inception 4/22/96		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01

Class A**

With Sales Charge	17.03%	n/a	28.34%	3.37%	9.86%	n/a		n/a	n/a
Without Sales Charge	22.89	n/a	34.71	4.38	10.40	n/a		n/a	n/a
Class B**

With CDSC†	17.45	n/a	28.81	3.32	n/a	n/a		n/a	n/a
Without CDSC	22.45	n/a	33.81	3.61	n/a	7.96%		n/a	n/a
Class C**

With Sales Charge and CDSC††	20.32	n/a	31.55	n/a	n/a	n/a		4.13%	n/a
Without Sales Charge and CDSC	22.49	n/a	33.84	n/a	n/a	n/a		4.36	n/a
Class D**

With 1% CDSC	21.41	n/a	32.75	n/a	n/a	n/a		n/a	n/a
Without CDSC	22.41	n/a	33.75	3.62	9.43	n/a		n/a	n/a
Class I**	23.20	n/a	35.46	n/a	n/a	n/a		n/a	(3.56)%

Class R**

With 1% CDSC	21.82	30.52%	n/a	n/a	n/a	n/a		n/a	n/a
Without CDSC	22.82	31.52	n/a	n/a	n/a	n/a		n/a	n/a
Lipper Mid-Cap Growth Funds Average***	17.23	29.13	35.93	2.41	7.96	5.43	†††	1.63	0.20

Russell MidCap Growth Index***	20.19	33.63	42.71	2.01	9.40	7.30		1.06	3.55

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursement, returns that include those periods would be lower.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on certain redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

(Continued on next page.)

5

Performance Overview

(Continued from page 5.)

***

The Lipper Mid-Cap Growth Funds Average and the Russell MidCap Growth Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Russell MidCap Growth Index also excludes the effect of fees. The Lipper Mid-Cap Growth Funds Average is an average of US mutual funds that invest primarily in mid-cap growth stocks. The Russell MidCap Growth Index measures the performance of mid-cap growth stocks.

Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	From April 25, 1996.

6

Portfolio Overview

Diversification of Net Assets
 December 31, 2003

				Percent of Net Assets December 31,

	Issues	Cost	Value	2003	2002

Common Stocks:

Automobiles and Components	1	$7,733,205	$11,721,825	1.9	4.0
Capital Goods	4	20,464,551	31,809,675	5.1	6.4
Chemicals	2	13,527,193	16,805,786	2.7	4.9
Commercial Services and Supplies	4	24,898,883	29,266,226	4.7	7.9
Communications Equipment	5	13,162,123	16,672,754	2.7	1.1
Computers and Peripherals	2	9,877,098	11,018,827	1.8	1.5
Consumer Durables and Apparel	3	19,421,386	20,972,562	3.4	2.5
Consumer Staples	3	19,335,999	21,133,108	3.4	1.4
Containers and Packaging	1	10,179,131	11,050,235	1.8	2.3
Electronic Equipment and Instruments	3	16,032,757	23,523,623	3.8	5.2
Energy	1	9,009,248	9,674,160	1.6	0.6
Financials	2	20,623,785	24,162,053	3.9	2.3
Health Care Equipment and Services	12	63,527,750	70,335,702	11.3	10.0
Hotels, Restaurants and Leisure	8	37,526,756	47,939,070	7.7	3.9
Media	3	20,123,459	23,184,843	3.8	0.9
Office Electronics	1	4,796,955	6,119,404	1.0	—
Paper and Forest Products	1	12,776,157	14,431,725	2.3	—
Pharmaceuticals and Biotechnology	15	74,511,690	80,642,214	13.0	13.5
Retailing	6	23,434,144	30,489,124	4.9	4.6
Semiconductors and Semiconductor Equipment	4	12,615,316	17,353,622	2.8	6.1
Software and Services	12	55,103,397	65,299,478	10.5	10.6
Telecommunication Services	1	2,743,982	5,676,852	0.9	1.4
Transportation	2	17,549,832	18,006,782	2.9	4.7

	96	508,974,797	607,289,650	97.9	95.8
Short-Term Holding and Other Assets Less Liabilities	1	12,983,977	12,983,977	2.1	4.2

Net Assets	97	$521,958,774	$620,273,627	100.0	100.0

Largest Industries December 31, 2003

7

Portfolio Overview

Largest Portfolio Changes
 During Past Six Months

Largest Purchases

MeadWestvaco*
CSX*
AmeriTrade Holding*
Allied Waste Industries*
Network Associates*
Ball*
T. Rowe Price Group*
Brunswick*
Millipore*
Affymetrix*

Largest Sales

Arkansas Best**
Rockwell Automation
Williams-Sonoma**
Navistar International
SICOR**
Chico’s FAS
Gilead Sciences**
QLogic
Symbol Technologies**
Mercury Interactive

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings
 December 31, 2003

Security	Value	Percent of Net Assets

MeadWestvaco	$14,431,725	2.3
AmeriTrade Holding	13,291,097	2.1
Allied Waste Industries	12,629,412	2.0
Rockwell Automation	12,541,880	2.0
CSX	12,481,962	2.0
Gentex	11,721,825	1.9
Biogen Idec	11,712,712	1.9
Staples	11,701,366	1.9
Univision Communications (Class A)	11,125,107	1.8
Ball	11,050,235	1.8

8

Portfolio of Investments
 December 31, 2003

	Shares	Value
Common Stocks 97.9%

Automobiles and Components 1.9%

Gentex*	265,500	$11,721,825

Capital Goods 5.1%

Chicago Bridge & Iron (NY shares) (Netherlands)	113,700	3,285,930
Fastenal	201,500	10,057,872
Navistar International*	123,700	5,923,993
Rockwell Automation	352,300	12,541,880

		31,809,675

Chemicals 2.7%

Georgia Gulf	248,200	7,168,016
Lyondell Chemical	568,600	9,637,770

		16,805,786

Commercial Services and Supplies 4.7%

Allied Waste Industries*	909,900	12,629,412
H&R Block	63,400	3,510,458
Herman Miller	238,200	5,788,260
Robert Half International*	314,400	7,338,096

		29,266,226

Communications Equipment 2.7%

Arris Group*	214,400	1,557,616
JDS Uniphase*	678,600	2,483,676
Juniper Networks*	271,400	5,068,395
QLogic*	80,300	4,138,261
UTStarcom*	92,400	3,424,806

		16,672,754

Computers and Peripherals 1.8%

Lexmark International (Class A)*	91,600	7,203,424
Network Appliance*	185,800	3,815,403

		11,018,827

Consumer Durables and Apparel 3.4%

Brunswick	322,800	10,274,724
Reebok International	233,400	9,177,288
Tempur-Pedic International*	98,100	1,520,550

		20,972,562

Consumer Staples 3.4%

Clorox	125,900	6,113,704
Pepsi Bottling Group	281,800	6,813,924
Smithfield Foods*	396,400	8,205,480

		21,133,108

See footnotes on page 12.

9

Portfolio of Investments
 December 31, 2003

	Shares	Value
Containers and Packaging 1.8%

Ball	185,500	$11,050,235

Electronic Equipment and Instruments 3.8%

Flextronics International* (Singapore)	390,500	5,783,305
Molex	264,800	9,237,548
Vishay Intertechnology*	371,300	8,502,770

		23,523,623

Energy 1.6%

Smith International*	233,000	9,674,160

Financials 3.9%

AmeriTrade Holding*	943,300	13,291,097
T. Rowe Price Group	229,200	10,870,956

		24,162,053

Health Care Equipment and Services 11.3%

Anthem*	46,900	3,517,500
Biomet	83,900	3,057,316
Caremark Rx*	276,400	7,001,212
CIGNA	38,400	2,208,000
IMS Health	193,400	4,807,924
INAMED*	83,250	4,002,244
Laboratory Corporation of America Holdings*	121,600	4,493,120
Millipore*	192,400	8,282,820
St. Jude Medical*	176,700	10,840,545
Henry Schein*	133,700	9,044,136
VISX*	339,100	7,850,165
Zimmer Holdings*	74,300	5,230,720

		70,335,702

Hotels, Restaurants and Leisure 7.7%

P.F. Chang’s China Bistro*	103,900	5,286,952
International Game Technology	221,300	7,900,410
Mandalay Resort Group	153,500	6,864,520
Royal Caribbean Cruises	180,500	6,279,595
Starbucks*	205,000	6,793,700
Station Casinos	257,900	7,899,477
Wendy’s International	92,400	3,625,776
Yum! Brands*	95,600	3,288,640

		47,939,070

See footnotes on page 12.

10

Portfolio of Investments
 December 31, 2003

	Shares	Value
Media 3.8%

Emmis Communications (Class A)*	254,400	$6,878,976
Interpublic Group of Companies*	332,100	5,180,760
Univision Communications (Class A)*	280,300	11,125,107

		23,184,843

Office Electronics 1.0%

Zebra Technologies (Class A)*	92,250	6,119,404

Paper and Forest Products 2.3%

MeadWestvaco	485,100	14,431,725

Pharmaceuticals and Biotechnology 13.0%

Affymetrix*	392,100	9,639,778
Angiotech Pharmaceuticals* (Canada)	101,100	4,639,479
Biogen Idec*	318,410	11,712,712
Chiron*	138,600	7,880,103
Gen-Probe*	93,100	3,410,719
Genzyme*	122,000	6,021,310
Invitrogen*	111,600	7,808,652
Martek Biosciences*	82,500	5,353,425
MedImmune*	237,900	6,047,418
Millennium Pharmaceuticals*	260,900	4,868,394
OSI Pharmaceuticals*	52,000	1,676,740
Protein Design Labs*	116,200	2,091,600
Taro Pharmaceutical Industries* (Israel)	22,400	1,444,576
Telik*	78,300	1,800,508
Watson Pharmaceuticals*	135,800	6,246,800

		80,642,214

Retailing 4.9%

Chico’s FAS*	208,800	7,715,160
Claire’s Stores	118,400	2,230,656
PETsMART	109,900	2,612,873
Staples*	428,700	11,701,366
Tractor Supply*	79,500	3,091,358
Urban Outfitters*	84,700	3,137,711

		30,489,124

Semiconductors and Semiconductor Equipment 2.8%

Broadcom (Class A)*	127,900	4,362,669
KLA-Tencor*	82,300	4,829,776
Novellus Systems*	118,700	4,991,928
PMC-Sierra*	157,400	3,169,249

		17,353,622

See footnotes on page 12.

11

Portfolio of Investments
 December 31, 2003

	Shares or Principal Amount		Value
Software and Services 10.5%

Ceridian*	255,300	shs.	$5,345,982
Citrix Systems*	127,400		2,701,517
Cognizant Technology Solutions*	25,700		1,172,819
Fiserv*	203,500		8,064,705
Mercury Interactive*	113,100		5,485,916
Network Associates*	715,800		10,765,632
Siebel Systems*	690,800		9,629,752
Symantec*	96,400		3,334,958
Synopsys*	102,300		3,461,832
Unisys*	271,900		4,037,715
VeriSign*	424,100		6,914,950
VERITAS Software*	118,000		4,383,700

			65,299,478

Telecommunication Services 0.9%

Nextel Communications (Class A)*	202,600		5,676,852

Transportation 2.9%

CP Ships (Canada)	266,000		5,524,820
CSX	347,300		12,481,962

			18,006,782

Total Common Stocks (Cost $508,974,797)			607,289,650

Repurchase Agreement 2.1%

State Street Bank & Trust 0.72%, dated 12/31/2003, maturing 1/2/2004, in the amount of $13,200,528, collateralized by: $12,635,000 US Treasury Notes 4.875%, 2/15/2012, with a fair market value of $13,598,419 (Cost $13,200,000)	$13,200,000		13,200,000

Total Investments (Cost $522,174,797) 100.0%			620,489,650

Other Assets Less Liabilities 0.0%			(216,023)

Net Assets 100.0%			$620,273,627

*     Non-income producing security.
See Notes to Financial Statements.

12

Statement of Assets and Liabilities
 December 31, 2003

Assets:

Investments, at value:
Common stocks (cost $508,974,797)	$607,289,650
Repurchase agreement (cost $13,200,000)	13,200,000	$620,489,650
Cash		211,511
Receivable for securities sold		2,920,530
Receivable for Capital Stock sold		1,126,755
Investment in, and expenses prepaid to, shareholder service agent		227,298
Receivable for dividends and interest		137,483
Other		19,652

Total Assets		625,132,879

Liabilities:

Payable for Capital Stock repurchased		3,010,485
Payable for securities purchased		954,525
Management fee payable		442,335
Distribution and service fees payable		275,214
Accrued expenses and other		176,693

Total Liabilities		4,859,252

Net Assets		$620,273,627

Composition of Net Assets:

Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
37,211,042 shares outstanding):
Class A		$22,426,189
Class B		6,049,093
Class C		4,969,289
Class D		2,995,863
Class I		770,496
Class R		112
Additional paid-in capital		840,698,349
Accumulated net investment loss		(38,821)
Accumulated net realized loss		(355,911,796)
Net unrealized appreciation of investments		98,314,853

Net Assets		$620,273,627

Net Asset Value Per Share:

Class A ($396,147,072 ÷ 22,426,189)		$17.66
Class B ($90,719,354 ÷ 6,049,093)		$15.00
Class C ($74,671,512 ÷ 4,969,289)		$15.03
Class D ($44,990,019 ÷ 2,995,863)		$15.02
Class I ($13,743,693 ÷ 770,496)		$17.84
Class R ($1,977 ÷ 112)		$17.65

See Notes to Financial Statements.

13

Statement of Operations
 For the Year Ended December 31, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $4,457)	$2,542,062
Interest	210,973

Total Investment Income	2,753,035

Expenses:

Management fee	4,710,470
Distribution and service fees	2,774,361
Shareholder account services	2,109,195
Custody and related services	162,234
Registration	138,602
Auditing and legal fees	69,321
Shareholder reports and communications	62,028
Directors’ fees and expenses	29,433
Miscellaneous	39,436

Total Expenses	10,095,080

Net Investment Loss	(7,342,045)

Net Realized and Unrealized Gain on Investments:

Net realized gain on investments	100,473,469
Net change in unrealized appreciation of investments	74,511,868

Net Gain on Investments	174,985,337

Increase in Net Assets from Operations	$167,643,292

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment loss	$(7,342,045)	$(7,922,359)
Net realized gain (loss) on investments	100,473,469	(227,553,370)
Net change in unrealized appreciation of investments	74,511,868	(47,206,834)

Increase (Decrease) in Net Assets from Operations	167,643,292	(282,682,563)

Capital Share Transactions:

Net proceeds from sales of shares	76,421,851	166,677,576
Exchanged from associated funds	30,004,464	81,362,697

Total	106,426,315	248,040,273

Cost of shares repurchased	(146,427,860)	(158,153,102)
Exchanged into associated funds	(35,871,597)	(84,117,227)

Total	(182,299,457)	(242,270,329)

Increase (Decrease) in Net Assets from Capital Share Transactions	(75,873,142)	5,769,944

Increase (Decrease) in Net Assets	91,770,150	(276,912,619)

Net Assets:

Beginning of year	528,503,477	805,416,096

End of Year (net of accumulated net investment loss of $38,821 and $38,804, respectively)	$620,273,627	$528,503,477

See Notes to Financial Statements.

15

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Capital Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 112 shares to Seligman Advisors, Inc. (the “Distributor”) for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

16

Notes to Financial Statements

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.

Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2003, amounted to $758,943,105 and $833,122,983, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $522,914,029. The tax basis cost was greater than the cost for financial reporting purposes, primarily due to the tax deferral of losses on wash sales in the amount of $739,232. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $102,320,249 and $4,744,628, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.85% per annum of the first $1 billion of the Fund’s average daily net assets, 0.80% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.85% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc., agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $14,760 from sales of Class A shares. Commissions of $115,843 and $62,654 were paid to dealers for sales of Class A and Class C shares, respectively.

17

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2003, fees incurred under the Plan aggregated $869,852 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $813,423, $687,779 and $403,301, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred in respect of Class R shares were $6, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2003, such charges amounted to $45,075.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $23,841.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received commissions of $4,328 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $65,781, pursuant to the Plan.

Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $2,109,195 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

18

Notes to Financial Statements

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $500,800. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $2,199.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2003, of $38,821 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Committed Line of Credit — Effective January 16, 2004, the Fund is a participant in a joint $445 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. At December 31, 2003, the committed line of credit was $420 million. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2003, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $354,160,334 which is available for offset against future taxable net capital gains, with $129,170,817 expiring in 2009 and $224,989,517 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as deferral of losses on wash sales. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

19

Notes to Financial Statements

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2003		2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	3,942,816	$56,390,585	7,453,382	$121,594,821
Exchanged from associated funds	1,465,488	21,085,710	4,048,113	63,353,149

Total	5,408,304	77,476,295	11,501,495	184,947,970

Cost of shares repurchased	(6,606,988)	(97,403,265)	(6,212,784)	(95,034,608)
Exchanged into associated funds	(1,952,429)	(27,423,577)	(3,800,752)	(59,649,593)

Transferred to Class I	—	—	(334,370)	(5,701,006)

Total	(8,559,417)	(124,826,842)	(10,347,906)	(160,385,207)

Increase (decrease)	(3,151,113)	$(47,350,547)	1,153,589	$24,562,763

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	357,908	$4,400,489	957,906	$13,550,892
Exchanged from associated funds	336,564	4,274,380	735,336	10,055,563

Total	694,472	8,674,869	1,693,242	23,606,455

Cost of shares repurchased	(1,303,872)	(16,377,072)	(1,523,409)	(19,591,332)
Exchanged into associated funds	(372,566)	(4,426,190)	(1,025,988)	(13,007,752)

Total	(1,676,438)	(20,803,262)	(2,549,397)	(32,599,084)

Decrease	(981,966)	$(12,128,393)	(856,155)	$(8,992,629)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	527,611	$6,542,773	1,181,820	$16,944,646
Exchanged from associated funds	149,299	1,831,592	188,226	2,517,905

Total	676,910	8,374,365	1,370,046	19,462,551

Cost of shares repurchased	(1,519,789)	(19,030,549)	(2,121,776)	(26,980,061)
Exchanged into associated funds	(200,218)	(2,411,843)	(492,354)	(6,212,683)

Total	(1,720,007)	(21,442,392)	(2,614,130)	(33,192,744)

Decrease	(1,043,097)	$(13,068,027)	(1,244,084)	$(13,730,193)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	437,419	$5,397,843	658,387	$9,189,138
Exchanged from associated funds	221,629	2,812,782	376,206	5,436,080

Total	659,048	8,210,625	1,034,593	14,625,218

Cost of shares repurchased	(1,015,613)	(12,576,420)	(1,161,735)	(15,201,329)
Exchanged into associated funds	(131,021)	(1,609,987)	(400,921)	(5,247,199)

Total	(1,146,634)	(14,186,407)	(1,562,656)	(20,448,528)

Decrease	(487,586)	$(5,975,782)	(528,063)	$(5,823,310)

20

Notes to Financial Statements

	Year Ended December 31,

	2003		2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	247,435	$3,688,661	343,270	$5,398,079
Transferred from Class A	—	—	334,370	5,701,006

Total	247,435	3,688,661	677,640	11,099,085

Cost of shares repurchased	(69,126)	(1,040,554)	(97,011)	(1,345,772)

Increase	178,309	$2,648,107	580,629	$9,753,313

8.

Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

21

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$13.11	$19.66	$23.81	$27.01	$20.06

Income (Loss) from Investment Operations:

Net investment loss	(0.16)	(0.14)	(0.13)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	4.71	(6.41)	(3.51)	2.85	9.80

Total from Investment Operations	4.55	(6.55)	(3.64)	2.76	9.72

Less Distributions:

Distributions from net realized capital gain	—	—	(0.51)	(5.96)	(2.77)

Total Distributions	—	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Year	$17.66	$13.11	$19.66	$23.81	$27.01

Total Return:	34.71%	(33.32)%	(15.05)%	7.72%	50.71%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$396,147	$335,220	$480,222	$516,836	$385,379
Ratio of expenses to average net assets	1.57%	1.34%	1.08%	0.98%	1.02%
Ratio of net investment loss to average net assets	(1.08)%	(0.93)%	(0.65)%	(0.29)%	(0.39)%
Portfolio turnover rate	142.14%	132.45%	207.04%	212.97%	174.68%

See footnotes on page 26.

22

Financial Highlights

Class B

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$11.21	$16.95	$20.77	$24.35	$18.44

Income (Loss) from Investment Operations:

Net investment loss	(0.23)	(0.23)	(0.24)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	4.02	(5.51)	(3.07)	2.66	8.90

Total from Investment Operations	3.79	(5.74)	(3.31)	2.38	8.68

Less Distributions:

Distributions from net realized capital gain	—	—	(0.51)	(5.96)	(2.77)

Total Distributions	—	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Year	$15.00	$11.21	$16.95	$20.77	$24.35

Total Return:	33.81%	(33.86)%	(15.67)%	6.99%	49.51%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$90,719	$78,832	$133,664	$129,476	$29,097
Ratio of expenses to average net assets	2.32%	2.09%	1.83%	1.73%	1.77%
Ratio of net investment loss to average net assets	(1.83)%	(1.68)%	(1.40)%	(1.04)%	(1.14)%
Portfolio turnover rate	142.14%	132.45%	207.04%	212.97%	174.68%

See footnotes on page 26.

23

Financial Highlights

Class C

	Year Ended December 31,
					5/27/99* to
	2003	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$11.23	$16.98	$20.81	$24.38	$18.12

Income (Loss) from Investment Operations:

Net investment loss	(0.23)	(0.23)	(0.24)	(0.28)	(0.11)
Net realized and unrealized gain (loss) on investments	4.03	(5.52)	(3.08)	2.67	9.14

Total from Investment Operations	3.80	(5.75)	(3.32)	2.39	9.03

Less Distributions:

Distributions from net realized capital gain	—	—	(0.51)	(5.96)	(2.77)

Total Distributions	—	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Period	$15.03	$11.23	$16.98	$20.81	$24.38

Total Return:	33.84%	(33.86)%	(15.69)%	7.03%	52.33%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$74,672	$67,545	$123,225	$108,341	$7,202
Ratio of expenses to average net assets	2.32%	2.09%	1.83%	1.73%	1.75%†
Ratio of net investment loss to average net assets	(1.83)%	(1.68)%	(1.40)%	(1.04)%	(1.02)%†
Portfolio turnover rate	142.14%	132.45%	207.04%	212.97%	174.68%††

See footnotes on page 26.

24

Financial Highlights

Class D

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$11.23	$16.97	$20.79	$24.38	$18.45

Income (Loss) from Investment Operations:

Net investment loss	(0.23)	(0.23)	(0.24)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	4.02	(5.51)	(3.07)	2.65	8.92

Total from Investment Operations	3.79	(5.74)	(3.31)	2.37	8.70

Less Distributions:

Distributions from net realized capital gain	—	—	(0.51)	(5.96)	(2.77)

Total Distributions	—	—	(0.51)	(5.96)	(2.77)

Net Asset Value, End of Year	$15.02	$11.23	$16.97	$20.79	$24.38

Total Return:	33.75%	(33.82)%	(15.65)%	6.94%	49.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$44,990	$39,110	$68,078	$82,387	$39,781
Ratio of expenses to average net assets	2.32%	2.09%	1.83%	1.73%	1.77%
Ratio of net investment loss to average net assets	(1.83)%	(1.68)%	(1.40)%	(1.04)%	(1.14)%
Portfolio turnover rate	142.14%	132.45%	207.04%	212.97%	174.68%

See footnotes on page 26.

25

Financial Highlights

Class I					Class R

	Year Ended December 31,
			11/30/01* to		4/30/03* to
	2003	2002	12/31/01		12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$13.17	$19.66	$19.24		$13.42

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.06)	(0.01)		(0.13)
Net realized and unrealized gain (loss) on investments	4.75	(6.43)	0.43		4.36

Total from Investment Operations	4.67	(6.49)	0.42		4.23

Net Asset Value, End of Period	$17.84	$13.17	$19.66		$17.65

Total Return:	35.46%	(33.01)%	2.18%		31.52%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$13,744	$7,796	$227		$2
Ratio of expenses to average net assets	1.06%	0.83%	0.68	%†	1.79	%†
Ratio of net investment loss to average net assets	(0.54)%	(0.43)%	(0.14	)%†	(1.23	)%†
Portfolio turnover rate	142.14%	132.45%	207.04	%†††	142.14	%‡
Without expense reimbursement:ø
Ratio of expenses to average net assets		0.85%	1.05	%†
Ratio of net investment loss to average net assets		(0.45)%	(0.50	)%†

*	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999.
†††	For the year ended December 31, 2001.
‡	For the year ended December 31, 2003.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares.

See Notes to Financial Statements.

26

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Capital Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 20, 2004

27

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4]

Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Director: May 2003 to Date
•	Oversees 60 Portfolios in Fund Complex

John R. Galvin (74)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (68)[3,4]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 1991 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (70)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 1995 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 31.

28

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 1968 to Date
•	Oversees 61 Portfolios in Fund Complex

Betsy S. Michel (61)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 1984 to Date
•	Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (62)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in Fund Complex

Robert L. Shafer (71)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 1980 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (68)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

•	Director: 1993 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 31.

29

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)*[1]

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 1988 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (51)*[1]

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

•	Director: 1993 to Date
•	President: 1995 to Date
•	Chief Executive Officer: 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Marion Schultheis (57)

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc., and Portfolio Manager of its Capital Portfolio and Large-Cap Growth Portfolio. Formerly, Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Growth Fund and of the Global Growth Portfolio of Seligman Portfolios, Inc.; Managing Director at Chancellor LGT from October 1997 until May 1998, and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 until October 1997.

•	Vice President and Portfolio Manager: 1998 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 31.

30

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Capital Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

•	Vice President: 1992 to Date
•	Treasurer: 2000 to Date

Frank J. Nasta (39)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated and Corporate Secretary, Seligman Henderson Co.

•	Secretary: 1994 to Date

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

31

Glossary of Financial Terms

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

32

Glossary of Financial Terms

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s finan-cial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semi-annual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

33

EQCA2 12/03

ITEM 2.	CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert.  Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002

Audit Fees	$34,596	$33,650
Audit-Related Fees	--	--
Tax Fees	2,100	2,000
All Other Fees	1,897	2,609

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002

Audit-Related Fees	$126,130	$135,355
Tax Fees	7,500	18,450

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003).  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,627 and $158,414, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CAPITAL FUND, INC.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 1, 2004

By:	/s/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 1, 2004

SELIGMAN CAPITAL FUND, INC.

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.